UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026

NATIONAL BANK HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35654	27-0563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 East Orchard Road, Suite 300, Greenwood Village, Colorado 80111

(Address of principal executive offices) (Zip Code)

303-892-8715

(Registrant’s telephone, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A Common Stock, Par Value $0.01	NBHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Effective January 7, 2026 (the “Closing Date”), National Bank Holdings Corporation, a Delaware corporation (“NBHC”), completed its previously announced acquisition of Vista Bancshares, Inc., a Texas corporation (“Vista”), pursuant to the Agreement and Plan of Merger, dated as of September 15, 2025 (the “Merger Agreement”), by and among NBHC, Vista and Bryan Wick, solely in his capacity as the shareholders’ representative.

Pursuant to the Merger Agreement, on the Closing Date, (i) Vista merged with and into NBHC, with NBHC continuing as the surviving corporation (the “Merger”), and (ii) immediately following the Merger, Vista Bank, a bank chartered under the laws of the State of Texas and a wholly owned subsidiary of Vista (“Vista Bank”), merged with and into NBH Bank, a bank chartered under the laws of the State of Colorado and a wholly owned subsidiary of NBHC (“NBH Bank”), with NBH Bank continuing as the surviving bank (collectively with the Merger, the “Transaction”).

In connection with the filing of a registration statement on Form S-3ASR, NBHC is filing: (i) as Exhibit 99.1 to this Current Report on Form 8-K, Vista’s audited consolidated financial statements as of December 31, 2024 and 2023 and for the years ended December 31, 2024 and 2023; (ii) as Exhibit 99.2, Vista’s interim unaudited consolidated financial statements as of September 30, 2025 and for the three and nine months ended September 30, 2025 and 2024; (iii) as Exhibit 99.3, the unaudited pro forma condensed combined financial statements of NBHC and Vista, including (a) the unaudited pro forma condensed combined balance sheet of NBHC and Vista as of September 30, 2025, giving effect to the Merger as if it had been completed on September 30, 2025, and the unaudited pro forma condensed combined income statement of NBHC and Vista for the nine months ended September 30, 2025, giving effect to the Merger as if it had been completed on January 1, 2024, and (b) the unaudited pro forma condensed combined statement of income of NBHC and Vista for the year ended December 31, 2024, giving effect to the Merger as if it had been completed on January 1, 2024; and (iv) as Exhibit 23.1, the consent of Whitley Penn, LLP, independent registered public accounting firm of Vista. This Current Report on Form 8-K does not modify or update these financial statements, which were included in NBHC’s Amendment No. 1 to the Registration Statement on Form S-4/A filed on November 3, 2025.

This Current Report on Form 8-K does not modify or update the consolidated financial statements of NBHC included in NBHC’s Annual Report on Form 10-K for the year ended December 31, 2024, or in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, nor does it reflect any subsequent information or events.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements do not discuss historical facts but instead relate to expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance. Forward-looking statements are generally identified by words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend,” “goal,” “focus,” “maintains,” “future,” “ultimately,” “likely,” “anticipate,” “ensure,” “strategy,” “objective,” and similar words or phrases. These statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties. We have based these statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, liquidity, results of operations, business strategy and growth prospects. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements and, therefore, you are cautioned not to place undue reliance on such statements.

Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: business and economic conditions along with external events, both generally and in the financial services industry; susceptibility to credit risk and fluctuations in the value of real estate and other collateral securing a significant portion of our loan portfolio, including with regards to real estate acquired through foreclosure, and the accuracy of appraisals related to such real estate; changes impacting monetary supply and the businesses of our clients and counterparties, including levels of market interest rates, inflation, currency values, monetary, fiscal, and international trade policy, and the volatility of trading markets; our ability to maintain sufficient liquidity to meet the requirements of deposit withdrawals and other business needs; our desire to raise additional capital in connection with strategic growth initiatives and our ability to access the capital markets when desired or on favorable terms; changes in the fair value of our investment securities can fluctuate due to market conditions outside of our control; our investments in financial technology companies and initiatives may subject us to material financial, reputational and strategic risks; the allowance for credit losses and fair value adjustments may be insufficient to absorb losses in our loan portfolio; any service interruptions, cyber incidents or other breaches relating to our technology systems, security systems or infrastructure or those of our third-party providers; the occurrence of fraud or other financial crimes within our business; competition from other financial services providers, including traditional financial institutions and financial technology companies, and the effects of disintermediation within the banking business including consolidation within the industry; changes to federal government lending programs like the Small Business Administration’s Preferred Lender Program and the Federal Housing Administration’s insurance programs, including the impact of changes in regulations, budget appropriations and a prolonged government shutdown on such programs; impairment of our mortgage servicing rights, disruption in the secondary market for mortgage loans, declines in real estate values, or being required to repurchase mortgage loans or reimburse investors; claims and litigation related to our fiduciary responsibilities in connection with our trust and wealth business; our ability to manage and execute our organic growth and acquisition strategies, including our ability to realize the expected benefits of our acquisition strategies; developments in technology, such as artificial intelligence, the success of our digital growth strategy, and our ability to incorporate innovative technologies in our business and provide products and services that satisfy our clients’ expectations for convenience and security; our ability to integrate Vista Bank into our business may be more difficult, costly or time consuming than expected and we may fail to realize the anticipated benefits or cost savings of the merger; failure to obtain regulatory approvals or consummate attractive acquisitions or continue to increase organic loan growth would restrict our growth plans; the accuracy of projected operating results for assets and businesses we acquire as well as our ability to drive organic loan growth to replace loans in our existing portfolio with comparable loans as loans are paid down; our ability to comply with and manage costs related to extensive and potentially expanding government regulation and supervision, including current and future regulations affecting bank holding companies and depository institutions; our ability to execute our capital allocation strategy, including paying dividends or repurchasing shares, is subject to regulatory limitations; the application of any increased assessment rates imposed by the Federal Deposit Insurance Corporation; claims or legal action brought against us by third parties or government agencies; the loss of our executive officers and key personnel; changes to federal, state and local laws and regulations along with executive orders applicable to our business, including tax laws; and other factors, risks, trends and uncertainties described elsewhere in our other filings with the Securities and Exchange Commission.

The forward-looking statements are made as of the date of this Current Report on Form 8-K, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Whitley Penn, LLP, independent registered public accounting firm (with respect to Vista Bancshares, Inc.).
99.1	Audited consolidated financial statements of Vista Bancshares, Inc. as of December 31, 2024 and 2023, and for the years ended December 31, 2024 and 2023.
99.2	Interim unaudited consolidated financial statements of Vista Bancshares, Inc. as of September 30, 2025 and for the three and nine months ended September 30, 2025 and 2024.
99.3	Unaudited pro forma condensed combined financial statements of National Bank Holdings Corporation and Vista Bancshares, Inc. (a) as of and for the nine months ended September 30, 2025 and (b) for the year ended December 31, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2026

National Bank Holdings Corporation

By:	/s/ Angela N. Petrucci
	Name:	Angela N. Petrucci
	Title:	Chief Administrative Officer and General Counsel